                                * EXHIBIT 10.2
                                  ------------







    Master Agreement for Professional Services dated June 26, 1995, between
               AT&T Corp. and Computer Generated Solutions, Inc.







* Confidential Treatment is being requested with respect to portions of this exhibit

                             MASTER AGREEMENT FOR
                             --------------------
                             PROFESSIONAL SERVICES
                             ---------------------

THIS MASTER AGREEMENT FOR PROFESSIONAL SERVICES ("Agreement") is made and entered into as of the 26th day of June, 1995, by and between AT&T Corp., a corporation of the State of New York with offices at 55 Corporate Drive, Bridgewater, NJ 08807 (hereinafter referred to as "CUSTOMER"), and Computer Generated Solutions, Inc., a corporation of the State OF Delaware with offices at 1675 Broadway, 31st Floor, New York, New York 10019 (hereinafter referred to as "CONSULTANT").

                              W I T N E S S E T H
                              - - - - - - - - - -

                That, for and in consideration of the mutual promises and covenants hereinafter contained, the parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------
                       GENERAL DESCRIPTION OF OBJECTIVES
                       ---------------------------------
                             AND SCOPE OF SERVICES
                             ---------------------

1.1 CONSULTANT agrees to provide to CUSTOMER technical assistance and assistance in design, programming, training, consulting, project management, use of expertise and related services as are described on such CONSULTANT Schedules as are executed from time to time by both parties to this Agreement (the "Schedules"). Such services shall be provided in accordance with the provisions of this Agreement and within guidelines established by CUSTOMER. There shall be two types of Schedules, one a time and materials Schedule substantially in the form of annexed hereto as Exhibit 1 and made a part hereof ("T&M
                                 ------- -
Schedule"), the other a fixed price Schedule substantially in the form annexed hereto as Exhibit 2 and made a part hereof ("Fixed Price Schedule"). Each
          ------- -
Schedule shall be consecutively numbered to facilitate identification.

        1.1.1 Each such Schedule, when executed by an authorized representative of both parties, shall constitute a separate agreement and except for any provisions herein which are specifically excluded or modified in such Schedule, each such Schedule shall incorporate therein all of the terms and conditions of this Agreement. Each T&M Schedule will contain the names of the CONSULTANT employees performing services covered by that Schedule, their job classification, the daily rate of payment applicable to each listed CONSULTANT employee (the "Daily Rate"), the work location of each CONSULTANT employee, the name of CUSTOMER's Project Manager and such additional information, terms and conditions as the parties may agree upon. Each Fixed Price Schedule will contain the fixed price of the work effort, the names of CONSULTANT's and CUSTOMER's Project Managers and such additional information, terms and conditions as the parties may agree upon. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Schedule, the terms and conditions of such Schedule shall govern.

1.2 The scope of CONSULTANT's work effort must be coordinated with appropriate personnel designated by CUSTOMER and shall at all times be subject to the parameters established by CUSTOMER from time to time.

1.3 CONSULTANT agrees that CUSTOMER'S parent company or any subsidiary and/or affiliated company of CUSTOMER may execute Schedules in accordance with the provisions of this Agreement. In such event, the applicable subsidiary or company of CUSTOMER executing any Schedule shall be considered to be the "CUSTOMER" as that term is used in this Agreement.

1.4 Unless otherwise mutually agreed to by the parties in writing, CONSULTANT and CUSTOMER agree not to hire or to solicit the employment of any personnel of the other party directly or indirectly associated with CONSULTANT'S work effort under any Schedule during the term of such Schedule and for a period of twelve
(12) consecutive months thereafter.

1.5 This Agreement shall commence on the date first above written and shall continue in full force and effect thereafter unless and until terminated in accordance with the provisions of this Agreement.

                                   ARTICLE 2
                                   --------
                               STATEMENT OF WORK
                               -----------------

2.1 A statement of scope of work (the "Statement") shall be attached to each Schedule as an Attachment A and shall be incorporated therein and made a part
               ------------
thereof. Any statement attached to a T&M Schedule will contain a description of, and the schedule for, the tasks to be performed by CONSULTANT, the documentation if any, to be produced by CONSULTANT, the maximum dollar amount (the "Maximum Dollar Amount") billable under such T&M Schedule, and such additional information as the parties may wish to include. Any Statement attached to a Fixed Price Schedule will contain a full and complete description of the tasks to be performed by CONSULTANT, a description of the deliverables to be produced by CONSULTANT, a listing of the documentation to be provided by CONSULTANT, the schedule for completion of each of the foregoing (including, but not limited to, milestone dates and PERT charts), a schedule of payments and such additional information as the parties may wish to include.

        2.1.1 Each Schedule referred to herein shall be deemed to include any such Statement.

                                   ARTICLE 3
                                   -------
                           ORGANIZATION OF EMPLOYEES
                           -------------------------
                            SUPPLIED BY CONTRACTOR
                            ----------------------

3.1 CONSULTANT will appoint for each T&M Schedule, at no charge to CUSTOMER, a qualified member of its staff who will operate as the main interface between CUSTOMER and CONSULTANT, who will ensure that CONSULTANT personnel coordinate and interface with CUSTOMER personnel in a manner satisfactory to CUSTOMER, and who will assist CUSTOMER in resolving any problems.

3.2 In order to establish a close working relationship with CUSTOMER on fixed price work efforts and to ensure that CONSULTANT personnel coordinate and interface with such CUSTOMER personnel as may be designated by CUSTOMER, CONSULTANT agrees to appoint a qualified member of its staff, at no charge to CUSTOMER, to function as CONSULTANT's Project Manager for each Fixed Price Schedule. The CONSULTANT Project Manager will be charged with the responsibility of coordinating CONSULTANT's fixed price work effort with appropriate CUSTOMER personnel and of ensuring that CONSULTANT's resources are available to perform the tasks set forth on the applicable Fixed Price Schedule. The CONSULTANT Project Manager will also prepare the monthly status reports required under the terms of Article 5 hereof.

3.3  In the event that any CONSULTANT employee performing services under any
Schedule is found to be unacceptable to CUSTOMER for any cause, including, but not limited to, demonstration that he or she is not qualified to perform, CUSTOMER shall have the right to notify CONSULTANT of such fact (without waiving any other rights or remedies it may have hereunder) and CONSULTANT shall immediately remove said employee from performing services under that Schedule and, if requested by CUSTOMER, provide a qualified replacement.

        3.3.1 In the event that any anticipated or actual delays in meeting CUSTOMER's deadlines or scheduled completion dates for work being performed under any Schedule are caused by the unacceptable performance of any CONSULTANT employee, CONSULTANT shall provide additional temporary personnel, as requested by CUSTOMER and at no charge to CUSTOMER, in order to complete the assignment involved in a timely manner.

3.4 CONSULTANT agrees to ensure the continuity of CONSULTANT employees assigned to perform services under any Schedule. Any reassignment by CONSULTANT of those of its employees assigned to perform services under any Schedule must be with CUSTOMER's prior written consent and with one (1) month's prior written notice to CUSTOMER. In the event CONSULTANT reassigns any of its employees assigned to perform services under any Schedule, CONSULTANT will promptly provide a replacement acceptable to CUSTOMER. In no event may CONSULTANT remove or replace personnel provided hereunder for the purpose of reassignment to another customer or elsewhere within CUSTOMER, unless otherwise agreed to in writing by CUSTOMER.

3.5 There will be no charge to CUSTOMER for any replacement provided in accordance with Sections 3.3 and/or 3.4 hereof for a reasonable period of time (to be agreed upon between CUSTOMER and CONSULTANT) while the replacement employee acquires the necessary orientation and education to make a productive contribution substantially equal to that of the employee replaced.

3.6 CONSULTANT, in performance of this Agreement, is acting as an independent contractor. Personnel supplied by CONSULTANT hereunder are not CUSTOMER's personnel or agents, and CONSULTANT assumes full responsibility for their acts. CONSULTANT shall be solely responsible for the payment of compensation of CONSULTANT employees assigned to perform services hereunder, and such employees shall be informed that they are not entitled to the provision of any CUSTOMER employee benefits. CUSTOMER shall not be responsible for payment of workers' compensation, disability benefits, unemployment insurance and for withholding income taxes and social security for any CONSULTANT employee, but such responsibility shall be that of CONSULTANT.

        3.6.1 In the event that the Internal Revenue Service, any state or local government agency or any other applicable entity determines that the personnel provided by CONSULTANT under any Schedule are employees of CUSTOMER for the purpose of withholding tax liability, CONSULTANT agrees to indemnify CUSTOMER against and release CUSTOMER from all liabilities, costs, and expenses (including, but not limited to, attorneys' fees) associated with the defense of such claim.

                                   ARTICLE 4
                                   ---------
                           ORGANIZATION OF PERSONNEL
                           -------------------------
                             SUPPLIED BY CUSTOMER
                             --------------------

4.1 CUSTOMER shall designate an appropriate CUSTOMER representative as CUSTOMER's Project Manager for each Schedule. The CUSTOMER's Project Manager will be charged with the responsibility of acting as CONSULTANT's principal point of interface with CUSTOMER for the services covered by the Schedule involved, and, in the case of any T&M Schedule, will direct, define, and schedule the tasks to be performed by CONSULTANT employees contemplated by the applicable Statement.

                                   ARTICLE 5
                                   ---------
                        STATUS REPORTS; STATUS MEETINGS
                        -------------------------------

5.1 Unless otherwise agreed to by CUSTOMER, in writing, CONSULTANT shall submit to CUSTOMER's designated Project Manager every month during the term of each Statement (commencing thirty (30) days from the commencement date of such Statement) written status reports fully describing CONSULTANT's activities and accomplishments during the preceding month, in order to timely report CONSULTANT's continuous involvement in the tasks contemplated by the applicable Statement and in order to direct timely corrective action as necessary. The status reports will include, but will not necessarily be limited to, the following:

        5.1.1 Current status of CONSULTANT activities together with an explanatory narrative when appropriate.

        5.1.2 Indication of the progress of the work being performed by CONSULTANT, as that progress relates to the Statement involved.

        5.1.3 Resources used since the date of the last report, as well as a cumulative total to date.

        5.1.4 Identification of actual and anticipated problem areas, the impact on CONSULTANT's work effort of said problem areas, and present action being taken (or suggested alternative action steps to be taken) in order to reduce the impact of such problems.

5.2 If CUSTOMER so requests, CONSULTANT shall hold status meetings with CUSTOMER management in order to review the status of CONSULTANT activities.

                                   ARTICLE 6
                                   ---------
                       FEES AND EXPENSES; RECORDS; TAXES
                       ---------------------------------

6.1 CONSULTANT agrees to invoice CUSTOMER, monthly in arrears as of the 15th day of each month (or as otherwise mutually agreed to by the parties in writing), for the technical assistance and assistance in design, programming, consulting, training, project management, use of expertise and related services provided to CUSTOMER by CONSULTANT personnel under any T&M Schedule in accordance with the Daily Rate set forth opposite each CONSULTANT employee listed on that Schedule. Such Daily Rate shall be in no event more than CONSULTANT's standard published rate for an employee in that job classification. CONSULTANT agrees to invoice CUSTOMER for any fixed price work effort in accordance with the schedule of payments set forth on the Statement attached to the applicable Fixed Price Schedule.

        6.1.1 For work performed pursuant to any T&M Schedule, the normal work week shall be five (5) days, eight (8) hours per day, excluding one (1) hour for meals. Such days and hours shall be as requested by CUSTOMER from time to time. In the event that less than an eight (8) hour day is worked by a CONSULTANT employee on any given day, the amount payable by CUSTOMER for that day will be determined by applying a fraction whose numerator is the actual number of hours worked by such CONSULTANT employee and whose denominator is eight (8) to the appropriate Daily Rate for that employee. Any hours worked by a CONSULTANT employee under any T&M Schedule in excess of eight (8) in any one day, or any days worked by a CONSULTANT employee under any T&M Schedule in excess of five
        (5) days in any one week, shall be at no additional expense to CUSTOMER unless prior written approval is obtained from the applicable Project Manager, in which case the amount payable for each such hour shall be l/8 of the applicable Daily Rate.

        6.1.2 For work performed pursuant to any T&M Schedule, CONSULTANT will submit authorized time sheets to CUSTOMER each week showing the number of hours worked by CONSULTANT employees.

6.2 In addition to the charges invoiced in accordance with Section 6.1 hereof, CONSULTANT shall invoice CUSTOMER, monthly in arrears as of the 15th day of each month (or as otherwise mutually agreed to by the parties in writing), for expenses incurred as a result of performing services in accordance with any Schedule. Such expenses shall be limited to the following:

      6.2.1 Reasonable out-of-pocket expenses necessarily and actually incurred by CONSULTANT in the performance of its services hereunder, provided that:
      (i) CUSTOMER has given its prior written consent for any such expenses;
      (ii) the expenses have been detailed on a form acceptable to CUSTOMER and submitted to the appropriate CUSTOMER Project Manager for review and approval; and (iii) if requested by CUSTOMER, CONSULTANT submits supporting documentation in addition to the approved expense form. It is understood that CUSTOMER shall not reimburse CONSULTANT unless otherwise specified in the Exhibit for commutation expenses under any circumstances or for travel and living expenses incurred by any CONSULTANT employee in performing services at a CUSTOMER facility located in the same metropolitan area as that of employee's home base. It is also understood that any air transportation reimbursable hereunder shall be coach-economy and that entertainment by or on behalf of CONSULTANT shall be at no cost to CUSTOMER.

6.3 CONSULTANT will submit the charges and/or expenses to be invoiced for services performed under any Schedule to the CUSTOMER's Project Manager for that Schedule for review and approval prior to actual invoicing. The charges and/or expenses invoiced in accordance with this Article 6, except for any amounts disputed by CUSTOMER, shall be payable by CUSTOMER within thirty (30) days of CUSTOMER's receipt of each invoice. Any disputed charges and/or expenses shall not affect payment of non-disputed charges and/or expenses, in accordance with the terms of this Agreement. Consultant agrees to send duplicate copies of each invoice to AT&T Solutions, 55 Corporate Drive, Bridgewater, New Jersey 08807,
ATTN: Financial Manager.

6.4 Notwithstanding anything to the contrary contained herein, CUSTOMER shall not be liable for any charges and/or expenses under any T&M Schedule in excess of the Maximum Dollar Amount specified on such T&M Schedule. In the event that CONSULTANT'S charges and/or expenses billable under any T&M Schedule approach the Maximum Dollar Amount, CONSULTANT shall immediately notify CUSTOMER of such fact, in writing, and if CUSTOMER agrees, at its discretion, in writing, a new Maximum Dollar Amount shall be applicable to such T&M Schedule.

6.5 CONSULTANT shall maintain complete and accurate accounting records, in a form in accordance with generally accepted accounting principles, to substantiate CONSULTANT's charges and expenses hereunder. Such records shall include, but not be limited to, payroll records, attendance cards and job summaries, and CONSULTANT shall retain such records for a period of one (1) year from the date of final payment under any Schedule.

        6.5.1 CUSTOMER shall have access to the records described in Section 6.5 for purposes of audit during normal business hours during the period in which CONSULTANT is required by the terms of Section 6.5 hereof to maintain such records.

6.6 The charges set forth herein do not include and CUSTOMER will pay, as hereinafter stated, all sales or use taxes lawfully levied against or upon the services provided hereunder, or arisinq out of this Agreement.

                                   ARTICLE 7
                                   ---------
                         VERIFICATION OF ACCEPTABILITY
                         -----------------------------

7.1 Each and every deliverable contemplated by any Schedule shall be subject to a verification of acceptability by CUSTOMER for the purpose of demonstrating that the deliverable satisfies the criteria for verification of acceptability mutually agreed to by CUSTOMER and CONSULTANT for said deliverable, a copy of which shall be attached to the applicable Schedule and made a part thereof

7.2 The criteria for verification of acceptability for each deliverable contemplated by any Schedule shall be jointly developed and mutually agreed to in writing by CUSTOMER and CONSULTANT at least thirty (30) days in advance of the date identified in the Schedule for production of the deliverable involved.

        7.2.1 In the event the parties are unable to jointly develop and mutually agree to the criteria for verification of acceptability of software deliverables, then at a minimum, verification of acceptability of such software deliverable shall be based on the conformance of the software deliverables to the functional specifications for same.

        7.2.2 In the event the parties are unable to jointly develop and mutually agree to the criteria for verification of acceptability of requirements definition deliverables, design deliverables or other non-software deliverables, then, at a minimum, verification of acceptability of such deliverables shall be based, in the case of design deliverables, on the conformance of the design deliverable to the applicable statement of business requirements and, in the case of requirements definition deliverables and other non-software deliverables, on CUSTOMER's satisfaction or non-satisfaction with the deliverable.

7.3 The verification of acceptability for any deliverable pursuant to any Schedule shall commence on the date CONSULTANT notifies CUSTOMER's Project Manager, in writing, that the deliverable involved has been satisfactorily completed, in CONSULTANT's opinion, and is ready for verification of acceptability by CUSTOMER. Such commencement date shall be a date no later than ten (10) calendar days after the date on which the deliverable is to be produced, as specified on the applicable Statement (or such other date as may be mutually agreed to by both parties in writing). Verification of acceptability shall continue for the period of time specified in the criteria for verification of acceptability or, if no such time period has been agreed upon by the parties, for a period of thirty (30) consecutive days.

7.4 In the event that any deliverable contemplated by any Schedule does not conform to the criteria for verification of acceptability for same within the verification of acceptability period described in Section 7.3 hereof, CUSTOMER shall notify CONSULTANT in writing of such fact. CUSTOMER shall cooperate with CONSULTANT in identifying in what respects the deliverable has failed to conform to the criteria. CONSULTANT shall, at no cost to CUSTOMER, promptly correct any deficiencies which prevent such deliverable from conforming to the criteria. Upon completion of the corrective action by CONSULTANT, and at no additional cost to CUSTOMER, the verification of acceptability will be repeated until the deliverable has successfully conformed to the criteria for verification of acceptability.

7.5 If the deliverable contemplated by any Schedule does not conform to the criteria for verification of acceptability within thirty (30) days after the initial verification of acceptability period described in 7.3, CUSTOMER may (i) immediately terminate the applicable schedule without waiving any other rights or remedies it may have hereunder and CONSULTANT shall immediately reimburse CUSTOMER any amounts paid; or (ii) require CONSULTANT to continue to attempt to correct the differences, reserving the right to terminate as aforesaid at anytime.

7.6 When any deliverable has successfully conformed to or satisfied the criteria for verification of acceptability for same, CUSTOMER shall promptly notify CONSULTANT of such fact in writing.

                                   ARTICLE 8
                                   ---------

                       PATENT AND COPYRIGHT INFRINGEMENT
                       ---------------------------------

8.1 CONTSULTANT agrees to defend and/or handle at its own cost and expense any claim or action against CUSTOMER, its parent company, and its or their subsidiaries and/or affiliated companies, for actual or alleged infringement of any patent, copyright or other property right (including, but not limited to, misappropriation of trade secrets) based on any software, program, service and/or other materials furnished to CUSTOMER by CONSULTANT pursuant to the terms of this Agreement or the use thereof bv CUSTOMER.

        8.1.1 CONSULTANT shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing by the parties hereto.

8.2 CONSULTANT further agrees to indemnify and hold CUSTOMER, its parent company, and its or their subsidiaries and/or affiliated companies, harmless from and against any and all liabilities, losses, damages, costs and expenses (including, but not limited to, attorneys' fees) associated with any such claim or action.

8.3 CONSULTANT agrees to give to CUSTOMER, in reasonable detail, prompt written notice of any threat, warning, or notice of any such claim or action against CONSULTANT which could have an adverse impact on CUSTOMER's use of said software, program, service and/or materials.

8.4 In addition to CUSTOMER'S other rights and CONSULTANT'S obligations pursuant to Sections 8.1, 8.2 and 8.3 hereof CONSULTANT agrees, should CUSTOMER'S use of any service, software, program, and/or other material furnished to CUSTOMER by CONSULTANT be enjoined by any court, to promptly obtain, at no expense to CUSTOMER, the right to continue to use the items so enjoined or, at no expense to CUSTOMER, provide CUSTOMER promptly with substitute items (which supply of such items will not violate any third party's rights), that are qualitatively and functionally at least the equal of the enjoined products and satisfy CUSTOMER's needs to the same extent as the enjoined product.

                                   ARTICLE 9
                                   ---------

                           CONFIDENTIAL INFORMATION
                           ------------------------

9.1 Confidential information shall mean any information obtained by CONSULTANT from, or disclosed to CONSULTANT by, CUSTOMER, its parent company, its or their subsidiaries and/or affiliated companies, and/or any of their clients, which relates to the past, present or future business activities of said entities, and/or their clients, including, but not limited to, any information relating to pricing, methods, processes, financial data, lists, technical data, apparatus, statistics, programs, specifications, documentation, research, development or related information, and the results from the provision of the services performed by CONSULTANT under this Agreement. CONSULTANT shall hold such confidential information in trust and confidence for CUSTOMER and shall not reproduce, disclose to any person, firm or enterprise, or use for its own benefit, any such confidential information. Upon the completion and/or termination of any Schedule, or sooner if so requested by CUSTOMER, CONSULTANT shall deliver to CUSTOMER all items, including, but not limited to, drawings, blueprints, descriptions, test data or other papers or documents, which may contain any such confidential information.

9.2 Unless otherwise specified in any Schedule, title to all materials, products and/or deliverables, including, but not limited to, reports, designs, programs, specifications, documentation, manuals, visual aids, and any other materials developed and/or prepared for CUSTOMER by CONSULTANT under any Schedule (whether or not such Schedule is completed), and all interest therein shall vest in CUSTOMER and shall be deemed to be a work made for hire and made in the course of the services rendered hereunder. To the extent that title to any such works may not, by operation of law, vest in CUSTOMER or such works may not be considered works made for hire, all rights, title and interest therein are hereby irrevocably assigned to CUSTOMER. All such materials shall belong exclusively to CUSTOMER, with CUSTOMER having the right to obtain and to hold in its own name, copyrights, resistrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof. CONSULTANT agrees to give CUSTOMER and any person designated by CUSTOMER, reasonable assistance, at CUSTOMER's expense, required to perfect the rights defined in this Section 9.2. Unless otherwise requested by CUSTOMER, upon the completion of the services to be performed under each Schedule or upon the earlier termination of such Schedule, CONSULTANT shall immediately turn over to CUSTOMER all materials and deliverables developed pursuant to such Schedule, including, but not limited to, working papers, narrative descriptions; reports and data.

                                  ARTICLE 10
                                  ----------

                                  WARRANTIES
                                  ----------

10.1 CONSULTANT warrants and represents that each of its employees assigned to perform services under any Schedule shall have the proper skill, training and background so as to be able to perform in a competent and professional manner and that all work will be performed in accordance with the Schedules.

10.2 Unless otherwise specified in any Schedule, all materials, deliverables and products developed under each Schedule by CONSULTANT, whether or not such
Schedule is completed, are the property of CUSTOMER. CONSULTANT warrants that CUSTOMER shall receive free, good and clear title to all materials, deliveries and products developed under this Agreement.

10.3 CONSULTANT warrants and represents that each and every software deliverable contemplated by a Fixed Price Schedule shall conform to the specifications for same as mutually agreed to in writing by CUSTOMER and CONSULTANT.

10.4 CONSULTANT warrants and represents that for that period of time specified in the applicable Schedule from the date CUSTOMER notifies CONSULTANT of the fact that a deliverable has successfully conformed to the criteria for verification of acceptability for same, in accordance with Section 7.5 hereof CONSULTANT will, at no charge to CUSTOMER, furnish such materials and services as shall be necessary to correct any defects in the operation of the version of the software deliverable or other products in CUSTOMER's possession and to maintain them in good working order in accordance with the specifications for same. Unless otherwise stated in the Schedule, the warranty period shall be one hundred twenty (120) consecutive calendar days.

                                  ARTICLE 11
                                  ----------

                          INDEMNIFICATION; INSURANCE
                          --------------------------

11.1 CONSULTANT shall be liable for and shall defend, indemnify and hold CUSTOMER harmless against any claims, losses, damage or expenses (including reasonable attorney's fees) in connection with or arising out of the acts or omissions of CONSULTANT, its officers, employees, agents and representatives.

11.2 CONSULTANT shall procure and maintain for itself and its employees all insurance coverage's as required by Federal or State law, including workers' compensation insurance. CONSULTANT also agrees to maintain comprehensive general liability coverage with limits of $3,000,000 and $500,000 automobile liability coverage. CONSULTANT shall furnish to CUSTOMER a certificate of insurance evidencing such coverage and naming CUSTOMER and all parent companies of CUSTOMER as additional insured. Said certificate wlll include a provision whereby thirty (30) days notice must be received by the Vendor Manager, AT&T Solutions, 55 Corporate Drive, Bridgewater, New Jersey 08807 prior to cancellation or a material change in coverage by either CONSULTANT or Insurer.

11.3 CONSULTANT shall procure and maintain for itself Employers' Liability Insurance coverage including bodily injury coverage, with a minimum of $100,000 for each person. CONSULTANT will provide CUSTOMER a certificate of insurance evidencing such coverage which will include a provision whereby thirty (30) days notice must be received by the Vendor Manager, AT&T Solutions, 55 Corporate Drive, Bridgewater, New Jersey 08807, prior to cancellation or a material change in coverage by either CONSULTANT or Insurer.

                                  ARTICLE 12
                                  ----------

                       EXCUSABLE DELAYS (FORCE MAJEURE)
                       --------------------------------

12.1 In no event shall either party be liable to the other for any delay or failure to perform hereunder, which delay or failure to perform is due to causes beyond the control of said party including, but not limited to, acts of God; acts of the public enemy; acts of the United States of America, or any State, territory or political division of the United States of America, or of the District of Columbia; fires; floods; epidemics; quarantine restrictions; strikes; and freight embargoes.

12.2 In every case the delay or failure to perform must be beyond the control and without the fault or negligence of the party claiming excusable delay, and the party claiming excusable delay must promptly notify the other party of such delay.

12.3 Performance times under this Agreement or under any Schedule shall be considered extended for a period of time equivalent to the time lost because of any delay which is excusable under this Article 12; provided, however, that if any such delay continues for a period of more than sixty (60) calendar days, the party not claiming excusable delay shall have the option of terminating this Agreement or the applicable Schedule, upon notice to the party claiming excusable delay.

                                  ARTICLE 13
                                  ----------
                         MATERIAL BREACH; TERMINATION
                         ----------------------------

13.1 In the event of any material breach of, or material misrepresentation relating to, any Schedule by either party, the other party may terminate said Schedule by giving thirty (30) days' prior written notice thereof and/or pursue any other remedies and rights at law or in equity; provided, however, that such Schedule will not terminate at the end of said thirty (30) days' notice period if the party in breach has cured the misrepresentation or breach of which it has been notified prior to the expiration of said thirty (30) days.

13.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE, ONE TO THE OTHER, FOR INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE FURNISHING, PERFORMANCE, OR USE OF THE SERVICES OR MATERIALS PROVIDED FOR IN THIS AGREEMENT, EXCEPT TO THE EXTENT SUCH DAMAGES ARE INCLUDED IN AN AWARD AGAINST CUSTOMER RESULTING FROM A CLAIM FOR WHICH CUSTOMER IS INDEMNIFIED HEREUNDER AND EXCEPT FOR PERSONAL INJURY OR DEATH, OR DAMAGE TO REAL PROPERTY.

                                  ARTICLE 14
                                  ----------
                          TERMINATION FOR CONVENIENCE
                          ---------------------------

14.1 Notwithstanding any other provision(s) of this Agreement to the contrary, Customer may terminate this Agreement or any Schedule(s) hereunder for its convenience by giving Consultant two (2) weeks' prior written notice of its election to terminate said Agreement or Schedule. In such case, Customer agrees to pay Consultant for all costs incurred by Consultant up to the effective date of termination at the agreed upon rates and expenses set forth herein.

                                  ARTICLE 15
                                  ----------
                   CUSTOMER SECURITY REGULATIONS/WORK POLICY
                   -----------------------------------------

15.1 CONSULTANT and each employee of CONSULTANT performing services covered by any Schedule will safeguard the confidential information of CUSTOMER to which he/she has access. Without limiting the generality of the foregoing, neither CONSULTANT nor any employee or other personnel provided by CONSULTANT will trespass into, destroy, modify, or disclose any confidential information of CUSTOMER except as otherwise provided herein. Without limiting any of CUSTOMER'S rights or remedies hereunder, all of which are specifically reserved, any unauthorized trespass into, destruction, modification, or disclosure of confidential information by or caused by CONSULTANT or any employee or other personnel provided by CONSULTANT will be grounds for immediate termination of Services and, where appropriate, referral to law enforcement agencies for criminal prosecution.

15.2 CONSULTANT'S personnel will comply with CUSTOMER'S security regulations particular to each work location, including, but not limited to, CUSTOMER'S internal security department's fingerprinting and photographing screening process. CONSULTANT'S personnel, when deemed appropriate by CUSTOMER, will be issued visitor identification cards. Each such card will be surrendered by CONSULTANT'S personnel upon demand by CUSTOMER or upon termination of this Agreement.

15.3 Unless otherwise agreed to by the parties, CONSULTANT'S personnel will observe the working hours, working rules, and holiday schedules of CUSTOMER while working on CUSTOMER'S premises. In addition, the vacation time for CONSULTANT'S personnel will be scheduled so as not to interfere with the deadlines or scheduled completion date for any work being performed under any Schedule.

                                  ARTICLE 16
                                  ----------
                                  ASSIGNMENT
                                  ----------
16.1 This Agreement shall be binding upon the parties' respective successors and permitted assigns.

16.2 Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment shall be void, except that CUSTOMER may assign this Agreement, and/or any of its rights and/or obligations hereunder, upon written notice to CONSULTANT, to its parent company, or to any of its or their subsidiaries or affiliated companies, without the consent of CONSULTANT. Furthermore, no work to be performed by CONSULTANT hereunder shall be subcontracted to or performed on behalf of CONSULTANT by any third party, except upon written permission by CUSTOMER.

                                  ARTICLE 17
                                  ----------
                                    NOTICES
                                    -------

17.1 All notices and other official communications under this Agreement shall be in writing and shall be sufficiently given if delivered personally or mailed by first class mail, proper postage prepaid, to AT&T Solutions, 55 Corporate Drive, Bridgewater, New Jersey, 08807, Attention: Vendor Manager and to Computer Generated Solutions,Inc., 1675 Broadway, 31st Floor, New York, New York, 10019 Attention:Lori Ozzello, or to such other address or addressee as either party may from time to time designate to the other by written notice.

17.2 Any such notice or other official communication shall be deemed to be given as of the date it is personally delivered or when placed in the mails in the manner specified.

                                  ARTICLE 18
                                  ----------
                                 GOVERNING LAW
                                 -------------

18.1 The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of New York.

                                  ARTICLE 19
                                  ----------
                 MODIFICATION, AMENDMENT, SUPPLEMENT OR WAIVER
                 ---------------------------------------------

19.1 No modification, amendment, supplement to or waiver of this Agreement or any Schedule hereunder, or any of their provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

19.2 A failure or delay of either party to this Agreement to enforce at any time any of the provisions hereof, or to exercise any option which is herein provided, or to require at any time performance of any of the provisions hereto shall in no way be construed to be a waiver of such provisions of this Agreement.

                                  ARTICLE 20
                                  ----------
                              COMPLETE AGREEMENT
                              ------------------

20.1 This Agreement, together with all Schedules, Exhibits and Attachments hereto constitutes the entire agreement between the parties and supersedes all prior agreements, promises, proposals, representations, understandings and negotiations, whether written or oral, between the parties respecting the subject matter hereof.

                                  ARTICLE 21
                                  ----------
                                 SEVERABILITY
                                 ------------

21.1 In the event any one or more of the provisions of this agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired and the invalid, illegal or unenforceable provisions shall be replaced by a mutually acceptable provision which, being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal, or unenforceable provision.

                                  ARTICLE 22
                                  ----------
                           ADVERTISING OR PUBLICITY
                           ------------------------

22.1 Neither party shall use the name or symbol of the other in publicity releases or advertising without securing the prior written consent of the other.

                                  ARTICLE 23
                                  ----------
                             EXHIBITS; ATTACHMENTS
                             ---------------------

23.1 The terms and conditions of any and all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

                                  ARTICLE 24
                                  ----------
                                   HEADINGS
                                   --------

24.1 The headings in this Agreement are for purposes of reference only and shall not in any way limit or affect the meaning or interpretation of any of the terms hereof.

                                  ARTICLE 25
                                  ----------
                             FAVORABLE PROVISIONS
                             --------------------

25.1 CONSULTANT warrants that all of the provisions of this Agreement are comparable to or better than the equivalent provisions being offered by CONSULTANT to any of its present commercial customers. If CONSULTANT offers more favorable provisions to commercial customers during the terms of their contract periods under this Agreement, such provisions shall be made available to CUSTOMER. CONSULTANT'S obligations pursuant to this Article 25 may be limited by applicable law.

                                  ARTICLE 26
                                  ----------
                             COMPLIANCE WITH LAWS
                             --------------------

26.1 CONSULTANT warrants that it will comply with all applicable US, state and local laws and regulations in its performance of its obligations hereunder.

IN WITNESS WHEREOF, the parties hereto, each acting under due and proper authority, have executed this Agreement as of the date first above written.

AT&T Corp.                              Computer Generated Solutions, Inc.

By: /s/ Joseph S. Defazio               By: /s/ Fred Schlossberg
    -------------------------               ------------------------
Name:   JOSEPH S. DEFAZIO               Name:   FRED SCHLOSSBERG
      -----------------------                 ----------------------
        (Print or Type)                         (Print or Type)

Title:  Manager                         Title:  V.P. - Finance
       ----------------------                  ---------------------

This Schedule, dated as of _____________, 19__, is issued pursuant to, and incorporates herein, the Master Agreement for Professional Services dated as of _____________, 19__, ("Agreement"), by and between At&T Corp. ("Customer"), and Computer Generated Solutions, Inc. ("Consultant"). Any term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.


55 Corporate Drive                      1675 Broadway
-----------------------------           -----------------------------
(CUSTOMER Location)                     (CONSULTANT Location)

Bridgewater, NJ 08807                   New York, NY 10019
-----------------------------           -----------------------------

Joseph DeFazio                          Computer Generated Solutions, Inc.
-----------------------------           -----------------------------
(CUSTOMER Project Manager)              (Consultant Project Manager)

Name of                 Hourly          Commencement       Scheduled          Right to Hire
Consultant              Rate            Date               Completion Date    Status
----------              ----            ----               ---------------    ------
1.  ****                ****/hr.         May 15, 1995       Sept. 15, 1995     Avail after 8 mos.

2.  ****                ****/hr.         June 11, 1995      Dec. 11, 1995      N/A

3.  ****                ****/hr.         June 11, 1995      Dec. 11, 1995      Avail. after 6 mos.

4.  ****                ****/hr.         June 11, 1995      Dec. 11, 1995      N/A

5.  ****                ****/hr.         June 27, 1995      Dec. 27, 1995      N/A

6.  ****                ****/hr.         June 26, 1995      Dec. 26, 1995      N/A

7.  ****                ****/hr.                                               N/A

8.  ****                ****/hr.         July 5, 1995       Jan. 5, 1996       N/A

9.  ****                ****/hr.         July 12, 1995      Oct. 12, 1995      N/A

10. ****                ****/hr.         July 13, 1995      Nov. 13, 1995      After 7 consec. mos.

11. ****                ****/hr.         July 18, 1995      Oct. 18, 1995      N/A

Maximum Dollar Amount
---------------------

$500,000    /s/JS  8/4/95  ER

CProfSve.Agr

**** Confidential treatment is being requested for these portions of this agreement.

A.1 If authorized by Customer, reasonable out-of-pocket complimentary overnight business related travel expenses will be reimbursed such as flights, hotels, meal per diem of $35.00 per day, taxis, car rentals, tolls, and mileage. Automobile driving mileage may also be reimbursed at a rate of $0.26 for round trip mileage greater than 100 miles from the Consultant's home base to the Customer facility.


A.2 Customer agrees to pay the sum of $35.00 per day to **** for travel related expenses from the Commencement Date of Service until August 31, 1995.


IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Schedule No.___ as of the day, month, and year first above written.


Computer Generated Solutions, Inc.      AT&T Corp.

By: /s/ Fred Schlossberg                By: /s/ Joseph S. Defazio
    ------------------------                -------------------------
Name:   FRED SCHLOSSBERG                Name:   JOSEPH S. DEFAZIO
      ----------------------                  -----------------------
        (Print or Type)                         (Print or Type)

Title:  V.P. - Finance                  Title:  Manager
       ---------------------                   ----------------------


**** Confidential treatment is being requested for these portions of this agreement.

                                   EXHIBIT 2
                                   ---------

                             FIXED PRICE SCHEDULE

This Schedule, dated as of ______________, 19__, is issued pursuant to, and incorporates herein, the Master Agreement for Professional Services dated as of _______________, 19__, ("Agreement"), by and between AT&T Corp. ("Customer"), and Computer Generated Solutions, Inc. ("Consultant"). Any term not otherwise defined herein shall have the meaning ascribed to it in the Agreement.


                                                --------
                                                (Number)

Fixed Price                             Scheduled Start Date
-----------                             --------------------


Warranty Period                         Scheduled Completion Date
---------------                         -------------------------


CUSTOMER Project Manager                CONTRACTOR Project Manager
------------------------                --------------------------





See Attachment A for a full and complete description of the tasks to be
    ------------
performed, a description of the deliverables to be produced, a listing of the documentation to be provided, the schedule for completion of each of the foregoing (including, but not limited to, milestone dates and PERT charts) and a schedule of payments.


Computer Generated Solutions, Inc.      AT&T Corp.

By:                                     By:
    ------------------------                -------------------------
Name:                                   Name:
      ----------------------                  -----------------------
        (type or print)                         (type or print)

Title:                                  Title:
       ---------------------                   ----------------------